UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MACK-CALI REALTY CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MACK-CALI REALTY CORPORATION

Harborside 3, 210 Hudson Street, Ste. 400

Jersey City, New Jersey 07311

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2020

The following Notice of Change of Location and Supplemental Information relates to the definitive proxy statement on Schedule 14A, dated May 7, 2020 (the “Proxy Statement”), of Mack-Cali Realty Corporation (the “Company”), furnished to the stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Wednesday, June 10, 2020. These definitive additional materials are being filed with the Securities and Exchange Commission and are being made available to stockholders on or about May 26, 2020.

PLEASE READ THIS NOTICE CAREFULLY IN CONJUNCTION WITH THE PROXY STATEMENT

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 10, 2020

Dear Stockholders,

Due to the public health concerns associated with the ongoing coronavirus outbreak (“COVID-19”) and to support the health and well-being of our stockholders, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Mack-Cali Realty Corporation (the “Company”) has been changed. The previously announced date and time of the Annual Meeting (Wednesday, June 10, 2020 at 12:00 p.m., Eastern Time) will not change. The Annual Meeting will be held solely by remote communication, in a virtual-only format. You will not be able to attend the Annual Meeting in person at a physical location. As described in the proxy materials previously distributed by the Company in connection with the Annual Meeting, holders of record of shares of our common stock as of the close of business on April 16, 2020, the record date, are entitled to participate in the Annual Meeting.

In order to attend the virtual-only meeting, you will need to pre-register by 5:00 PM EDT on Monday, June 8, 2020. To pre-register for the meeting, please follow these instructions:

Registered Stockholders

If your shares are registered in your name with the Company’s transfer agent and you wish to attend the virtual meeting, please go to https://www.CESVote.com, enter the control number you received on your WHITE proxy card to access the voting page, and click on the “Click here to pre-register for the online meeting” link at the top of the page.

If you do not have your WHITE proxy card, you may register to attend the virtual meeting by emailing your proof of ownership of shares of our common stock as of April 16, 2020 to CLIRegister@Proxy-Agent.com. Your proof of ownership may include a copy of your proxy card received either from the Company or from Bow Street or a statement showing your ownership of shares of our common stock as of April 16, 2020. After registering, and upon verification of your ownership, you will receive an email prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting. You must register to attend the Annual Meeting no later than 5:00 p.m. EDT, on Monday, June 8, 2020.

Beneficial Stockholders

If your shares are not registered in your name with the Company’s transfer agent, but you are a beneficial owner and your shares are held by a broker, bank, financial institution or other nominee or intermediary in “street name” as of April 16, 2020, you may register to attend the Annual Meeting by emailing CLIRegister@Proxy-Agent.com and attaching evidence that you beneficially owned shares of our common stock as of April 16, 2020, which evidence may consist of a copy of the voting instruction form provided by your broker, bank, financial institution or other nominee or intermediary, an account statement, or a letter or legal proxy from such custodian. After registering, and upon verification of your ownership, you will receive an email prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting. You must register to attend the Annual Meeting no later than 5:00 p.m. EDT, on Monday, June 8, 2020.

Beginning thirty minutes prior to, and during, the virtual Annual Meeting, support will be available to assist stockholders with any technical difficulties they may have accessing or hearing the virtual Annual Meeting. If you encounter any difficulty during the virtual Annual Meeting, please contact the support team using the contact information included on the reminder email that you will receive 24-hours before the meeting.

A list of stockholders entitled to vote at the virtual Annual Meeting will be available on the Company’s website for the virtual Annual Meeting during the virtual Annual Meeting for inspection by stockholders who have a legally valid purpose related to the virtual Annual Meeting.

It is important that you read the proxy materials previously distributed by the Company. Your vote is very important. Whether or not you plan to attend the Annual Meeting in person, and regardless of the number of shares of the Company that you own, it is important that your shares be represented and voted at the Annual Meeting. Therefore, our Board of Directors urges you to vote your shares via the Internet or telephone or by mail by promptly marking, signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope.

We thank you for your interest in the Company and look forward to your participation in our virtual Annual Meeting.

By Order of the Board of Directors,

Gary T. Wagner
General Counsel and Secretary

May 26, 2020

Jersey City, New Jersey

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be held on June 10, 2020: Our 2020 Proxy Statement, the Notice of Annual Meeting of Stockholders and Our Annual Report to Stockholders are available at http://www.ViewOurMaterial.com/CLI

SUPPLEMENTAL INFORMATION

Certain disclosures on page 18 of the Proxy Statement under the heading “Voting Securities and Principal Holders” and on page 35 of the Proxy Statement under the heading “Certain Relationships and Related Transactions” referred to certain persons being members of the Company’s Advisory Board. These references were in error. Members of the Advisory Board last attended a meeting of the Board of Directors in June 2018, and the Advisory Board was dissolved in June 2019.

The following press release was issued by Mack-Cali Realty Corporation on May 26, 2020.

Mack-Cali to Hold Virtual Annual Meeting of Stockholders

Jersey City, NJ - May 26, 2020 - Mack-Cali Realty Corporation (NYSE: CLI) (“Mack-Cali” or the “Company”) announced today that, due to the public health concerns associated with the ongoing coronavirus outbreak (“COVID-19”) and to support the health and well-being of its stockholders, the location of the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has been changed. The previously announced date and time of the Annual Meeting (Wednesday, June 10, 2020 at 12:00 p.m., Eastern Time) will not change. However, the Annual Meeting will be held solely by remote communication, in a virtual-only format, and stockholders will not be able to attend the Annual Meeting in person at a physical location. As described in the proxy materials previously distributed by the Company in connection with the Annual Meeting, stockholders of record of our common stock as of the close of business on April 16, 2020, the record date, are entitled to participate in the Annual Meeting.

In order to attend the virtual-only meeting, you will need to pre-register by 5:00 PM EDT on Monday, June 8, 2020. To pre-register for the meeting, please follow these instructions:

Registered Stockholders

If your shares are registered in your name with the Company’s transfer agent and you wish to attend the virtual meeting, please go to https://www.CESVote.com, enter the control number you received on your WHITE proxy card to access the voting page, and click on the “Click here to pre-register for the online meeting” link at the top of the page.

If you do not have your WHITE proxy card, you may register to attend the virtual meeting by emailing your proof of ownership of shares of our common stock as of April 16, 2020 to CLIRegister@Proxy-Agent.com. Your proof of ownership may include a copy of your proxy card received either from the Company or from Bow Street or a statement showing your ownership of shares of our common stock as of April 16, 2020. After registering, and upon verification of your ownership, you will receive an email prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting. You must register to attend the Annual Meeting no later than 5:00 p.m. EDT, on Monday, June 8, 2020.

Beneficial Stockholders

If your shares are not registered in your name with the Company’s transfer agent, but you are a beneficial owner and your shares are held by a broker, bank, financial institution or other nominee or intermediary in “street name” as of April 16, 2020, you may register to attend the Annual Meeting by emailing CLIRegister@Proxy-Agent.com and attaching evidence that you beneficially owned shares of our common stock as of April 16, 2020, which may consist of a copy of the voting instruction form provided by your broker, bank, financial institution or other nominee or intermediary, an account statement, or a letter or legal proxy from such custodian. After registering, and upon verification of your ownership, you will receive an email prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting. You must register to attend the Annual Meeting no later than 5:00 p.m. EDT, on Monday, June 8, 2020.

Beginning thirty minutes prior to, and during, the virtual Annual Meeting, support will be available to assist shareholders with any technical difficulties they may have accessing or hearing the virtual Annual Meeting. If you encounter any difficulty during the virtual Annual Meeting, please contact the support team using the contact information included on the reminder email that you will receive 24-hours before the meeting.

A list of stockholders entitled to vote at the virtual Annual Meeting will be available on the Company’s website for the virtual Annual Meeting during the virtual Annual Meeting for inspection by stockholders who have a legally valid purpose related to the virtual Annual Meeting.

It is important that you read the proxy materials previously distributed by the Company. Your vote is very important. Whether or not you plan to attend the Annual Meeting in person, and regardless of the number of shares of the Company that you own, it is important that your shares be represented and voted at the Annual Meeting. Therefore, our Board of Directors urges you to vote your shares via the Internet or telephone or by mail by promptly marking, signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope.

About Mack-Cali Realty Corporation

One of the country's leading real estate investment trusts (REITs), Mack-Cali Realty Corporation is an owner, manager and developer of premier office and multifamily properties in select waterfront and transit-oriented markets throughout New Jersey. Mack-Cali is headquartered in Jersey City, New Jersey, and is the visionary behind the city's flourishing waterfront, where the company is leading development, improvement and place-making initiatives for Harborside, a master-planned destination comprised of class A office, luxury apartments, diverse retail and restaurants, and public spaces.

A fully integrated and self-managed company, Mack-Cali has provided world-class management, leasing, and development services throughout New Jersey and the surrounding region for two decades. By regularly investing in its properties and innovative lifestyle amenity packages, Mack-Cali creates environments that empower tenants and residents to reimagine the way they work and live.

For more information on Mack-Cali Realty Corporation and its properties, visit www.mack-cali.com.

Forward Looking Statements

Statements made in this communication may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as "may," "will," "plan," "potential," "projected," "should," "expect," "anticipate," "estimate," "target," "continue," or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading "Disclosure Regarding Forward-Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise, except as required under applicable law.

Important Additional Information and Where to Find It

This communication may be deemed to contain solicitation material in respect to the solicitation of proxies from the Company's stockholders in connection with the Annual Meeting. The Company has filed with the Securities and Exchange Commission (the "SEC") and mailed to its stockholders a definitive proxy statement and accompanying WHITE proxy card in connection with the Annual Meeting. The definitive proxy statement contains important information about the Company, the Annual Meeting and related matters. Stockholders may obtain a free copy of the definitive proxy statement and other documents that the Company files with the SEC on the SEC's website, at www.sec.gov. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.

Certain Information Regarding Participants

Mack-Cali and certain of its directors and executive officers are participants in the solicitation of proxies from the Company's stockholders in connection with the Annual Meeting. Information regarding the names of these directors and executive officers and their respective interests in the Company as of the date of this communication is set forth in the definitive proxy statement filed by the Company for the Annual Meeting. The definitive proxy statement and any other documents filed by the Company with the SEC may be obtained by investors and stockholders free of charge on the SEC's website at www.sec.gov. Copies will also be available at no charge on the Company's website at https://www.mack-cali.com.

Contacts:

Michael J. DeMarco	Deidre Crockett
Mack-Cali Realty Corporation	Mack-Cali Realty Corporation
Chief Executive Officer	Chief Administrative Officer
(732) 590-1589	(732) 590-1025
mdemarco@mack-cali.com	dcrockett@mack-cali.com

Proxy Solicitor:	Media Contacts:
Lawrence E. Dennedy	Viveca Tress / Lucas Pers
MacKenzie Partners, Inc.	Joele Frank, Wilkinson Brimmer Katcher
(212) 929-5500	(212) 355-4449
ldennedy@mackenziepartners.com